FREMONT
MUTUAL
FUNDS, INC.

o    Bond Fund


March 1, 1998, as amended July 7, 1998

                                                                  Fremont
                                                                    Funds [LOGO]

TABLE OF CONTENTS

Item                                                  Page

Summary of Fees and Expenses.............................1

Financial Highlights.....................................2

The Advisor, Sub-Advisor and The Fund....................3

Investment Objectives, Policies and Risk Considerations..4

General Investment Policies..............................5

Investment Results......................................11

How to Invest...........................................12

Shareholder Account Services and Privileges.............12

How to Redeem Shares....................................13

Retirement Plans........................................15

Dividends, Distributions and Federal Income Taxation....15

Calculation of Net Asset Value..........................16

Execution of Portfolio Transactions.....................17

Other Risk Considerations (Year 2000 Issue).............17

General Information.....................................17

Telephone Numbers and Addresses.........................19

PROSPECTUS

FREMONT MUTUAL FUNDS, INC. is an open-end investment company which under this Prospectus is offering shares in the BOND FUND (the "Fund").

FREMONT BOND FUND seeks to maximize total return to the extent consistent with the preservation of capital and prudent investment management by investing primarily in bonds, notes, bills and money market instruments of U.S.
and foreign issuers.

There can be no assurance that the Fund will achieve its investment objective. The Fund is a diversified fund as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

Shares of the Fund are offered without a sales charge.

This Prospectus, which should be retained for future reference, sets forth concisely the information an investor should know before investing. Should more detailed information be desired, a Statement of Additional Information, which is incorporated by reference into this Prospectus, is available without charge by calling toll-free 800-548-4539 (press 1) or by writing to Fremont Mutual Funds, Inc., 50 Beale Street, Suite 100, San Francisco, California 94105.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE SHARES INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is dated March 1, 1998, as amended July 7, 1998.

FOR FURTHER INFORMATION OR TO REQUEST A COPY OF THE STATEMENT OF ADDITIONAL INFORMATION, CALL 800-548-4539.

SUMMARY OF FEES AND EXPENSES

Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases                         None
Maximum Sales Load Imposed on Reinvested Dividends              None
Deferred Sales Load                                             None
Redemption Fee 1                                                None
Exchange Fee                                                    None

Annual Fund Operating Expenses (as a percentage of average net assets) 2
Management Fee                                                 0.40%
12b-1 Expense                                                   None
Other Expenses After Reimbursement                             0.21%
                                                               -----
Total Fund Operating Expenses 3                                0.61%

Example: You would pay the following total expenses on a $1,000 investment in the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

   1 Year                3 Years               5 Years              10 Years
   ------                -------               -------              --------
     $6                    $20                   $34                   $77


THIS EXAMPLE SHOULD NOT BE CONSIDERED AS REPRESENTATIVE OF FUTURE EXPENSES OR ANNUAL RETURNS. ACTUAL EXPENSES AND ANNUAL RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN ABOVE.

The table above is intended to give you information and assistance in understanding the various costs and expenses of the Fund that an investor may bear directly or indirectly. Other expenses include, but are not limited to, administrative and transfer agent fees paid to Fremont Investment Advisors, Inc., costs of custody, costs of legal and audit services, costs of registration of fund shares under applicable laws, and costs of printing and distributing reports to shareholders.

See "The Advisor, Sub-Advisor and the Fund."

1 A wire transfer fee is charged by the Transfer Agent in the case of redemptions made by wire. Such fee is subject to change and is currently $10. See "How to Redeem Shares."

2 The Advisor has voluntarily waived 0.10% of the 0.15% administrative fee beginning on March 1, 1998. Prior to March 1, 1998, the Advisor voluntarily waived the administrative fee in its entirety. Absent such waiver, other expenses and total fund operating expenses of the Bond Fund would have been 0.36% and 0.76%, respectively, for the fiscal year ended October 31, 1997.

3 The percentages expressing annual fund operating expenses of the Fund are based on actual expenses incurred during the most recent fiscal year.

FREMONT MUTUAL FUNDS

FINANCIAL HIGHLIGHTS

The financial highlights of the Fund presented here and the pages following have been audited by Coopers & Lybrand, L.L.P., independent accountants. Their report covering each of the five fiscal years in the period ended October 31, 1997, is included in the Fund's Annual Report. Further information about the Fund's performance is contained in the Annual Report, which is included in the Fund's Statement of Additional Information and which may be obtained without charge.

                                                                         Year Ended October 31                   Period from
                                                           --------------------------------------------------     4/30/93 to
Selected Per Share Data                                      1997          1996          1995          1994        10/31/93
  for one share outstanding during the period              --------      --------      --------      --------      --------
   Net asset value, beginning of period                    $   9.99      $  10.13      $   9.29      $  10.27      $  10.04
                                                           --------      --------      --------      --------      --------
   Income from Investment Operations
      Net investment income                                     .67           .67           .65           .53           .27
      Net realized and unrealized gain (loss)                   .25           .11           .83          (.98)          .24
                                                           --------      --------      --------      --------      --------
         Total investment operations                            .92           .78          1.48          (.45)          .51
                                                           --------      --------      --------      --------      --------
   Less Distributions
      From net investment income                               (.66)         (.70)         (.64)         (.53)         (.27)
      From net realized gains                                  (.02)         (.22)           --            --          (.01)
                                                           --------      --------      --------      --------      --------
         Total distributions                                   (.68)         (.92)         (.64)         (.53)         (.28)
                                                           --------      --------      --------      --------      --------
   Net asset value, end of period                          $  10.23      $   9.99      $  10.13      $   9.29      $  10.27
                                                           ========      ========      ========      ========      ========
Total Return 1                                                 9.54%         8.18%        16.49%        -4.42%         5.15%

Ratios and Supplemental Data
   Net assets, end of period (000s omitted)                $ 90,302      $ 70,577      $ 86,343      $ 64,244      $ 11,738
   Ratio of net expenses to average net assets 2               0.61%         0.68%         0.60%         0.66%         0.50%*
   Ratio of gross expenses to average net assets 2             0.76%         0.83%         0.75%         1.04%         1.23%*
   Ratio of net investment income to average net assets        6.40%         6.82%         6.69%         5.76%         5.35%*
   Portfolio turnover rate                                      191%          154%           21%          205%            7%

1 Total returns would have been lower had the Advisor not waived and/or reimbursed expenses.

2 For the most recent period ended October 31, 1997, the Advisor has voluntarily waived and/or reimbursed some of its fees. All fees waived in the past will not be recouped in the future. The waivers are voluntary and may be changed in the future. Ratios of expenses have been disclosed both before and after the impact of these various waivers and/or reimbursements. The Advisor has voluntarily waived 0.10% of the 0.15% administrative fee beginning on March 1, 1998. Prior to March 1, 1998, the Advisor voluntarily waived the administrative fee in its entirety.

* Annualized

                                                            FREMONT MUTUAL FUNDS

THE ADVISOR, SUB-ADVISOR AND THE FUND

Fremont Mutual Funds, Inc. (the "Investment Company") is an open-end investment company which under this Prospectus is offering shares in the Bond Fund (the "Fund"). The Investment Company has other series offered under different prospectuses, and the Board of Directors of the Investment Company is permitted to create additional funds at any time. The Fund has its own investment objective and policies and operates as a separate mutual fund.

The management of the business and affairs of the Investment Company is the responsibility of the Board of Directors. Fremont Investment Advisors, Inc. (the "Advisor") provides the Fund with investment management and administrative services under an Investment Advisory and Administrative Agreement (the "Advisory Agreement") with the Investment Company. The Advisory Agreement provides that the Advisor shall furnish advice to the Fund with respect to its investments and shall, to the extent authorized by the Board of Directors, determine what securities shall be purchased or sold by the Fund. As described more fully below, the Advisor has retained an investment management firm (the "Sub-Advisor") to provide the Fund with portfolio management services. The Advisor's Investment Committee oversees the portfolio management of the Fund.

The professional investment management staff of the Advisor has offered professional investment management services regarding asset allocation in connection with securities portfolios to the Bechtel Group, Inc. Retirement Plan and the Bechtel Foundation since 1978 and to Fremont Investors, Inc. (formerly Fremont Group, Inc.) since 1987. The Advisor also provides investment advisory services regarding asset allocation, investment manager selection and portfolio diversification to a number of large Bechtel-related investors. The Investment Company is one of its clients.

The Advisor will provide direct portfolio management services to the extent that a sub-advisor does not provide those services. In the future, the Advisor may propose to the Investment Company that different or additional sub-advisor(s) be engaged to provide investment advisory or portfolio management services to the Fund. Prior to such engagement, any agreement with a sub-advisor must be approved by the Board of Directors and, if required by law, by the shareholders of the Fund. The Advisor may in its discretion manage all or a portion of the Fund's portfolio directly with or without the use of a sub-advisor.

Under the terms of the Advisory Agreement, the Fund pays the Advisor an annual fee, computed daily and paid monthly, of 0.40% of the Fund's average net assets. The Advisory Agreement also provides that the Fund will pay to the Advisor an annual administrative fee of 0.15% of average net assets. The Advisor is currently waiving 0.10% of the 0.15% administrative fee with respect to the Fund. In addition, the Fund pays its own operating expenses including, but not limited to: taxes, if any; brokerage and commission expenses, if any; interest charges on any borrowings; transfer agent, administrator, custodian, legal and auditing fees; shareholder servicing fees including fees to third-party servicing agents; fees and expenses of Directors who are not interested persons of the Advisor or the Sub-Advisor; costs and expenses of accounting, bookkeeping and recordkeeping required under the 1940 Act; insurance premiums; trade association dues; fees and expenses of registering and maintaining registration of shares under federal and applicable state securities laws; all costs associated with shareholders' meetings and the preparation and dissemination of proxy materials, except for meetings called solely for the benefit of the Advisor or its affiliates; printing and mailing prospectuses, statements of additional information and reports to shareholders; and other expenses relating to the Fund's operations, plus any extraordinary and non-recurring expenses that are not expressly assumed by the Advisor.

Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Newport Beach, California, 92660, serves as Sub-Advisor for the Fund pursuant to a Portfolio Management Agreement. PIMCO is an investment counseling firm founded in 1971, and as of March 31, 1998, had $127 billion in assets under management. PIMCO is one of seven investment management subsidiaries of PIMCO Advisors Holding L.P., the controlling partner. The ownership of PIMCO Advisors Holdings L.P. is represented by the following approximate positions; 30% Pacific Life, 30% management, 40% public. PIMCO is registered as an investment advisor with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the Commodity Futures Trading Commission. William H. Gross, CFA, Chairman and Chief Investment Officer of PIMCO, is the portfolio manager of the Fund and has served in that capacity since March 1, 1994. A founder of the firm, Mr. Gross has been associated with PIMCO for 27 years. He received his bachelor's degree from Duke University and his MBA from the UCLA Graduate School of Business.

Until terminated, the Portfolio Management Agreement (with respect to the Fund) between the Investment Company, the Advisor and the Sub-Advisor provides that the Sub-Advisor will manage the investment and reinvestment of the assets of the Fund and review and administer the Fund's investments. As compensation for its services, the Advisor (not the Fund) pays the Sub-Advisor an annual fee equal to 0.25% of the Fund's assets managed by the Sub-Advisor. The Portfolio Management Agreement with the Sub-Advisor may be terminated by the Advisor or the Investment Company upon 30 days' written notice. The Advisor has day-to-day authority to increase or decrease the amount of the Fund's assets managed by the Sub-Advisor.

The Advisor will provide the Fund with direct portfolio management services to the extent that the Sub-Advisor does not provide these services.

Investment Company Administration Corporation (the "Sub-Administrator"), pursuant to an administrative agreement with the Advisor, supervises the administration of the Fund. The Sub-Administrator's responsibilities include, among other things, the preparation and filing of documents required for compliance by the

FREMONT MUTUAL FUNDS

Fund with applicable laws and regulations. Certain officers of the Investment Company may be provided by the Sub-Administrator.

For  additional   information  about  the  Advisor  and  the  Sub-Advisor,   see
"Investment Advisory and Other Services" in the Statement of Additional Information.

INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

The investment objective and policies of the Fund are stated below. The Fund is intended for long-term investors, not for those who may wish to redeem their shares after a short period of time.

All investments, including mutual funds, have risks and no investment is suitable for all investors. Investors should consult with their financial and other advisors concerning the suitability of this investment for their own particular circumstances. There is no assurance that any fund will achieve its investment objective.

The Bond Fund seeks to maximize total return consistent with the preservation of capital and prudent investment management.

Under normal market conditions, the Fund will invest at least 65% of the value of its total assets in debt securities, such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities; obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supranational organizations (such as the World Bank); obligations of domestic or foreign corporations and other entities; and mortgage-related and other asset-backed securities. These obligations may have fixed, variable or floating interest rates and, depending upon the level of interest rates, the average maturity of these securities will typically vary from five to fifteen years. In addition, the Fund may invest in obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper, bankers' acceptances, certificates of deposit and time deposits).

The Fund will invest primarily in securities rated Baa or better by Moody's Investor Service ("Mood's"), BBB or better by Standard & Poor's Ratings Service ("S&P") or, if not rated by one of these Nationally Recognized Statistical Ratings Organizations ("NRSROs"), has been determined by the Fund's Sub-Advisor, to be of comparable quality. The Fund also may invest up to 10% of its total assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. Generally, when interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be generally expected to decline. See "Corporate Debt Securities" below for more information on quality ratings and risks involved with lower rated securities.

The Fund may invest in convertible debentures (which are convertible to equity securities) and preferred stocks (which may or may not pay a dividend) using the same quality and rating criteria noted above. The Fund may also invest in a small percentage of assets in common stocks consistent with its investment objectives.

In addition, the Fund may invest directly in foreign currency-denominated debt securities which meet the credit quality guidelines set forth for U.S. holdings. Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers domiciled in a single country other than the United States.

In selecting securities and currencies for the Fund's portfolio, the Sub-Advisor utilizes economic forecasting, interest rate expectations, credit and call risk analysis and other security and currency selection techniques. The proportion of the Fund's assets invested in securities with particular characteristics (such as maturity, type, and coupon rate) may vary based on the Sub-Advisor's outlook for the economy, the financial markets, and other factors. The Fund's investments will be concentrated in certain areas of the bond market (based on quality, sector, coupon or maturity) that the Sub-Advisor believes are relatively undervalued.

When the Sub-Advisor deems it advisable because of unusual economic or market conditions, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers. The Fund may also employ certain active currency and interest rate management techniques. These techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include foreign currencies, options on securities, futures contracts, options on futures contracts and currency, and swap agreements. See "General Investment Policies" and the Statement of Additional Information for further information regarding these securities and other instruments.

Fixed-income securities of the type held by the Fund generally appreciate in value when market interest rates decline. Generally, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a rise in interest rates or a decline in the exchange rate of the currency will generally result in a depreciation in value or may adversely affect the value of the security expressed in dollars.

The Fund will not use futures and options contracts for the purpose of leveraging its portfolio. The Fund will set aside cash, cash equivalents or high quality debt securities or hold a covered position against any potential delivery or payment obligations under any outstanding option or futures contracts. Although these investment practices will be used primarily to enhance total return or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks

                                                            FREMONT MUTUAL FUNDS

associated with similar funds which do not engage in such activities. These risks may include the following: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of over-the-counter ("OTC") options, the risk of default by the counter party; and the dependence upon the Sub-Advisor's ability to correctly predict movements in the direction of interest rates and securities prices. The Fund currently intends to commit no more than 5% of its net assets to premiums when purchasing options and to limit its writing of options so that the aggregate value of the securities underlying such options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets. A more thorough description of these investment practices and their associated risks is contained in "General Investment Policies" and the Statement of Additional Information.

Corporate Debt Securities. The Fund's investments in dollar-denominated and non-dollar-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for the Fund, or, if unrated by an NRSRO, have been determined by the Sub-Advisor to be comparable in quality to corporate debt securities in which the Fund may invest.

Securities which are rated BBB by S&P or Baa by Moody's are considered investment grade but may have speculative characteristics. Changes in economic conditions may lead to a weakened capacity of the issuers of such securities to make principal and interest payments than is the case with higher-rated securities. The securities rated below Baa by Moody's or BBB by S&P (sometimes referred to as "junk bonds"), which the Fund may invest to a limited extent, will have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable credit worthiness and relative liquidity of the secondary trading market. Because such lower-rated bonds have been found to generally be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for such bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of lower-rated bonds may exercise redemption or call provisions, which may force the Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. For further information, see the Statement of Additional Information.

GENERAL INVESTMENT POLICIES

Money Market Instruments. The Fund may invest in any of the following "money market" instruments: certificates of deposit, time deposits, commercial paper, bankers' acceptances and Eurodollar certificates of deposit; U.S. dollar-denominated money market instruments of foreign financial institutions, corporations and governments; U.S. government and agency securities; money market mutual funds; and other debt securities which are not specifically named but which meet the Fund's quality guidelines. The Fund also may enter into repurchase agreements as described below and may purchase variable and floating rate debt securities.

At the time of purchase, short-term securities must be rated in the top rating category by at least two NRSROs or, in the case of a security rated by only one NRSRO, rated in the top rating category of that NRSRO, or, if not rated by an NRSRO, must be determined to be of comparable quality by the Advisor and/or Sub-Advisor. Generally, high quality short-term securities must be issued by an entity with an outstanding debt issue rated A or better by a NRSRO, or, if unrated by an NRSRO, by an entity deemed to be of comparable quality by the Advisor and/or Sub-Advisor, using guidelines approved by the Board of Directors. Obligations of foreign banks, foreign corporations and foreign branches of domestic banks must be payable in U.S. dollars. See Appendix A to the Statement of Additional information for a description of rating categories.

U.S. Government Securities. The Fund may invest in U.S. government securities, which are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; those of the Federal Home Loan Mortgage Corporation ("FHLMC") are supported by the right of the issuer to borrow from the Treasury; those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and those of the Student Loan Marketing Association are supported only by the credit of the instrumentality. The U.S. government is not obligated by law to provide future financial support to the U.S. government agencies or instrumentalities named above.

When-Issued Securities and Firm Commitment Agreements. The Fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction, but the settlement is delayed). The Fund will not purchase securities the value of which is greater than 5% of its net assets on a when-issued basis. The Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase, and no interest accrues to the Fund until it accepts delivery of the security. The Fund will not use such transactions for leveraging purposes, and accordingly will segregate cash, cash equivalents or liquid securities or hold a covered position in an amount sufficient to meet its payment obligations thereunder.

There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account.
Settlements in the ordinary course of business,

FREMONT MUTUAL FUNDS

which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations, even though some of the risks described above may be present in such transactions.

Shares of Investment Companies. The Fund may invest some portion of its assets in shares of other no-load, open-end investment companies and closed-end investment companies to the extent that such investment may facilitate achieving the objective of the Fund, or that they afford the principal or most practical means of access to a particular market or markets, or they represent attractive investments in their own right. The percentage of Fund assets that may be so invested is not limited, provided that the Fund and its affiliates, in aggregate, do not acquire more than 3% of the outstanding shares of any such investment company. The provisions of the 1940 Act may also impose certain restrictions on redemption of the Fund's shares in other investment companies. The Fund's purchase of shares of investment companies may result in the payment by a shareholder of duplicative management fees. The Advisor and/or Sub-Advisor will consider such fees in determining whether to invest in other mutual funds. The Fund will invest only in investment companies which do not charge a sales load; however, the Fund may invest in such companies with distribution plans and fees, and may pay customary brokerage commissions to buy and sell shares of closed-end investment companies.

The return on the Fund's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. The Fund's investment in a closed-end investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Fund, however, will not invest in any investment company or trust unless the Advisor and/or Sub-Advisor believe that the potential benefits of such investment are sufficient to warrant the payment of any such premium.

As an exception to the above, the Fund does have the authority to invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as that of the Fund. The Fund will notify its shareholders before initiating such an arrangement.

Repurchase Agreements. As part of its cash reserve position, the Fund may enter into repurchase agreements through which the Fund acquires a security (the "underlying security") from the seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest. Repurchase agreements are generally for a period of less than one week. The seller must maintain with the Fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Advisor and/or Sub-Advisor. The Fund will not enter into a repurchase agreement with a maturity of more than seven business days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements. The Fund will only enter into repurchase agreements where (i) the underlying securities are issued or guaranteed by the U.S. government, (ii) the market value of the underlying security, including accrued interest, will be at all times equal to or in excess of the value of the repurchase agreement, and (iii) payment for the underlying securities is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (i) a possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (ii) possible subnormal levels of income and lack of access to income during this period; and (iii) expenses of enforcing the Fund's rights.

Portfolio Turnover. The Fund may trade in securities for short-term gain whenever deemed advisable by the Advisor and/or Sub-Advisor in order to take advantage of anomalies occurring in general market, economic or political conditions. Therefore, the Fund may have a higher portfolio turnover rate than that of some other investment companies, but it is anticipated that the annual portfolio turnover rate of the Fund will not exceed 200%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of long-term portfolio securities by the Fund's average month-end long-term investments. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions and other costs that the Fund will bear directly, and may result in the realization of net capital gains, which are generally taxable whether or not distributed to shareholders.

Loans of Portfolio Securities. The Fund is authorized to make loans of its portfolio securities to broker-dealers or to other institutional investors in an amount not exceeding 33 1/3% of its net assets. The borrower must maintain with the Fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Fund will receive any interest or dividends paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. The lender also may bear the risk of capital loss on investment of the cash collateral, which must be returned in full to the borrower when the loan is terminated. Loans will be made only to firms deemed by the Advisor and/or Sub-Advisor to be of good standing and will not be made unless, in the judgment of the Advisor and/or Sub-Advisor, the consideration to be earned from such loans would justify the associated risk.

Borrowing. The Fund may borrow from banks an amount not exceeding 30% of the value of its total assets for temporary or

                                                            FREMONT MUTUAL FUNDS

emergency purposes and may enter into reverse repurchase agreements. If the income and gains on securities purchased with the proceeds of borrowings or reverse repurchase agreements exceed the cost of such borrowings or agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.

Restricted Securities. The Fund may purchase securities that are not registered under federal securities laws ("restricted securities"), but can be offered and sold to "qualified institutional buyers." However, the Fund will not invest more than 15% of its assets in illiquid investments, which include repurchase agreements and fixed time deposits maturing in more than seven days, and securities that are not readily marketable. Restricted securities will be deemed to be illiquid unless the Board of Directors determines, based upon a review of the trading markets for the specific restricted security, that such restricted securities are liquid. The Board of Directors may adopt guidelines and delegate to the Advisor and/or Sub-Advisor the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and will be ultimately responsible for the determinations.

Warrants or Rights. Warrants or rights may be acquired by the Fund in connection with other securities or separately and provide the Fund with the right to purchase other securities of the issuer at a later date. It is the present intention of the Fund to limit its investments in warrants or rights, valued at the lower of cost or market, to no more than 5% of the value of its net assets. Warrants or rights acquired by the Fund in units or attached to securities will be deemed to be without value for purposes of this restriction.

Options and Futures Contracts. When the Fund is not fully invested, strategies such as buying calls, writing puts, and buying futures may be used to increase its exposure to price changes in stocks or debt securities. When the Advisor and/or Sub-Advisor wishes to hedge against market fluctuations, strategies such as buying puts, writing calls and selling futures may be used to reduce market exposure. Because most stock index futures and options are based on broad stock market indices, their performance tends to track the performance of common stocks, which may or may not correspond to the types of securities in which the Fund invests. The Fund will maintain a segregated account consisting of cash, U.S. government securities or other liquid securities (or, as permitted by applicable regulations, enter into certain offsetting positions) to cover its obligations under options and futures contracts and to avoid leveraging.

In seeking appreciation or to reduce principal volatility, the Fund may also (i) enter into futures contracts contracts for the future delivery of debt securities, stock, stock index futures contracts with respect to the S&P 500 Index, small capitalization stock market indices or other similar broad-based stock market indices, the initial margins of which are limited to 5% of the Fund's net assets; and (ii) purchase put and call options on portfolio securities, stock indices or stock index futures contracts - the premiums of which are limited to 5% of the Fund's net assets.

The Fund may write put and call options. It will only do so by writing covered put or call options, and the aggregate value of the securities underlying put options, as of the date of sale of the options, will not exceed 5% of the Fund's net assets.

Options  and  futures  can  be  volatile  investments.  If  the  Advisor  and/or
Sub-Advisor applies a hedge at an inappropriate time or evaluates market conditions incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience a loss if the prices of its options or futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

Although these investment practices will be used primarily to generate income or to minimize the fluctuation of principal, they do involve risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. These risks may include the following: futures contracts no assurance that closing purchase transactions will be available at favorable prices, possible reduction of the Fund's income due to the use of hedging, the possible reduction in value of both the securities hedged and the hedging instrument, and possible loss in excess of the initial margin payment; options and futures contracts imperfect correlation between the contract and the underlying security, commodity or index and unsuccessful hedging transactions due to incorrect forecasts of market trends; writing covered call options - the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price and premium received; and purchasing or selling put and call options - possible loss of the entire premium. A more thorough description of these investment practices and their associated risks is contained in the Statement of Additional Information.

Mortgage-Related And Other Asset-Backed Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made monthly, in effect, "passing through" monthly payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). The total return on mortgage-related securities typically varies with changes in the general level of interest rates. The maturities of mortgage-related securities are variable and unknown when issued because their maturities depend on pre-payment rates. Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal. In addition, if a security subject to prepayment has been purchased at a premium, in the event of prepay-

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ment the value of the premium would be lost. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as that of other fixed income securities.

The Fund may invest in GNMA certificates, which are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

Although most mortgage loans in the pool will have stated maturities of up to 30 years, the actual average life or effective maturity of the GNMA certificates will be substantially less because the mortgages are subject to normal amortization of principal and may be repaid prior to maturity. Prepayment rates may vary widely over time among pools and typically are affected by the relationship between the interest rates on the underlying loans and the current rates on new home loans. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates may appreciate or decline in market value during periods of declining or rising interest rates, respectively.

The Fund may invest also in mortgage-related securities issued by the FNMA or by the FHLMC. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FHLMC, a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates, as noted above, are not backed by the full faith and credit of the U.S. government. As is the case with GNMA securities, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

The Fund may also invest in mortgage-related securities issued by financial institutions, such as commercial banks, savings and loan associations, mortgage bankers and securities broker-dealers (or separate trusts or affiliates of such institutions established to issue these securities).

Collateralized   Mortgage  Obligations  ("CMOs")  are  hybrid  instruments  with
characteristics  of  both  mortgage-backed   bonds  and  mortgage   pass-through
securities.

Real Estate Mortgage Investment Conduits are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code and invest in mortgages principally secured by interests in real property and other investments permitted by the Internal Revenue Code.

Stripped Mortgage Securities are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped Mortgage Securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of Stripped Mortgage Security will have one class receiving all of the interest from the mortgage assets (the interest-only or "IO" class), while the other class will receive the entire principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments and prepayments on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated AAA or Aaa, and could even lose its investment entirely. Although Stripped Mortgage Securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. Consequently, established trading markets have not yet developed for certain Stripped Mortgage Securities. Investments in Stripped Mortgage Securities for which there is no established market are considered illiquid an together with other illiquid securities will not exceed 15% of the Fund's net assets.

Other asset-backed securities (unrelated to mortgage loans) have been offered to investors, such as Certificates for Automobile Receivables SM ("CARS SM ") and interests in pools of credit card receivables. CARS SM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. CARS SM will be deemed to be illiquid securities and subject to the limitation on investments in illiquid securities. Certificates representing pools of credit card receivables have similar characteristics to CARS SM although the underlying loans are unsecured.

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As new types of mortgage-related securities and other asset-backed securities are developed and offered to investors, the Advisor and/or Sub-Advisor may consider investments in such securities, provided they conform with the Fund's investment objective, policies and quality-of-investment standards, and are subject to the review and approval of the Investment Company's Board of Directors.

The  Fund  may  invest  only  in  high   quality   mortgage-related   (or  other
asset-backed) securities either (i) issued by U.S. government sponsored corporations or (ii) rated in one of the three highest categories by Moody's or S&P or, if not rated, of equivalent investment quality as determined by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor will monitor the ratings of securities held by the Fund and the creditworthiness of their issuers. An investment-grade rating will not protect the Fund from loss due to changes in market interest rate levels or other particular financial market changes that affect the value of, or return due on, an investment.

Forward Currency, Futures and Options Transactions. The Fund may enter into forward currency contracts and currency futures contracts and may purchase put or call options on currencies (each such arrangement sometimes referred to as a "currency contract"). Forward contracts typically will involve the purchase or sale of a foreign currency against the dollar. These techniques are designed primarily to hedge against future changes in currency prices that might adversely affect the value of the Fund's portfolio securities. The Fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies or currency futures. For a more detailed description of such arrangements, see the Statement of Additional Information.

The Fund may enter into currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Advisor and/or Sub-Advisor anticipates making a purchase or sale of a security, the Fund may enter into a currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Advisor and/or Sub-Advisor believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a currency contract to sell the anticipated declining currency, approximating the value of some or all of the Fund's portfolio securities denominated in that currency or related currencies which the Advisor and/or Sub-Advisor believes demonstrates a correlation in exchange rate movements. The practice of using correlated currencies is known as "cross-hedging." When the Advisor and/or Sub-Advisor believe that the U.S. dollar may suffer a substantial decline against a foreign currency or currencies, the Fund may enter into a currency contract to buy a foreign currency for a fixed dollar amount. By entering into such transactions, however, the Fund may be required to forego the benefits of advantageous changes in exchange rates. Currency contracts generally will be engaged in through private transactions with various counterparties, but may also be traded OTC, or on organized commodities or securities exchanges. Consequently, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in other futures contracts.

While the Fund enters into forward currency contracts and purchases currency options or currency futures to reduce the risks of fluctuations in exchange rates, these contracts cannot eliminate all such risks and do not eliminate price fluctuations of the Fund's portfolio securities. Purchasing/(selling) a currency forward limits the Fund's exposure to risk of loss from a rise/(decline) in the dollar value of the currency, but also limits its potential for gain from a decline/(rise) in the currency dollar value. While purchasing options can protect the Fund against certain exchange rate fluctuations, the Fund is subject to the loss of its entire premium payment where the option is allowed to expire without exercise.

To avoid leverage in connection with forward currency transactions, the Fund will set aside with its custodian cash, cash equivalents or liquid securities, or hold a covered position against any potential delivery or payment obligations under any outstanding contracts. To the extent the Fund enters into OTC options, the options and the assets so set aside to cover such options are considered illiquid assets and, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets. In addition, premiums paid for currency options held by the Fund may not exceed 5% of the Fund's net assets.

Although the Fund will enter into currency contracts solely for hedging purposes, their use does involve certain risks. For example, there can be no assurance that a liquid secondary market will exist for any currency contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Currency contracts may be entered into on United States exchanges regulated by the Securities and Exchange Commission or the Commodity Futures Trading
Commission as well as in the OTC market, on foreign exchanges, and through private transactions.

Risk Factors and Special Considerations for International Investing. Investment in securities of foreign entities and securities denominated in foreign currencies involves risks typically not present to the same degree in domestic investments.

There may be less publicly available information about foreign issuers or securities than about U.S. issuers or securities, and foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those of U.S. entities. With respect to unsponsored ADRs, these programs cover securities of companies that are not required to meet either the reporting or accounting standards of the United States. Many foreign financial markets, while generally growing in volume, continue to experience substantially less volume than domestic markets, and securities of many foreign companies are less liquid and their prices are more volatile than the securities of comparable U.S. companies. In addition, brokerage commissions, custodial services

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and other costs related to investment in foreign markets (particularly emerging markets) generally are more expensive than in the United States. Such foreign markets also may have longer settlement periods than markets in the United States as well as different settlement and clearance procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Fund due to subsequent declines in value of a portfolio security or, if the Fund had entered into a contract to sell the security, could result in possible liability to the purchaser.
Settlement procedures in certain emerging markets also carry with them a heightened risk of loss due to the failure of the broker or other service provider to deliver cash or securities.

The risks of foreign investing are of greater concern in the case of investments in emerging markets which may exhibit greater price volatility and risk of principal, have less liquidity and have settlement arrangements which are less efficient than in developed markets. Furthermore, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These emerging market economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The value of the Fund's portfolio securities computed in U.S. dollars will vary with increases and decreases in the exchange rate between the currencies in which the Fund has invested and the U.S. dollar. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund's holdings of securities denominated in such currency and, therefore, will cause an overall decline in the Fund's net asset value and net investment income and capital gains, if any, to be distributed in U.S. dollars to shareholders by the Fund.

The rate of exchange between the U.S. dollar and other currencies is influenced by many factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, the movement of interest rates, the price of oil, the pace of activity in the industrial countries, including the United States, and other economic and financial conditions affecting the world economy.

The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Advisor and/or Sub-Advisor to be fully exchangeable into U.S. dollars without legal restriction. The Fund may purchase securities that are issued by the government, a corporation, or a financial institution of one nation but denominated in the currency of another nation. To the extent that the Fund invests in ADRs, the depository bank generally pays cash dividends in U.S. dollars regardless of the currency in which such dividends originally are paid by the issuer of the underlying security.

Several of the countries in which the Fund may invest restrict, to varying degrees, foreign investments in their securities markets. Governmental and private restrictions take a variety of forms, including (i) limitation on the amount of funds that may be invested into or repatriated from the country (including limitations on repatriation of investment income and capital gains),
(ii) prohibitions or substantial restrictions on foreign investment in certain industries or market sectors, such as defense, energy and transportation, (iii) restrictions (whether contained in the charter of an individual company or mandated by the government) on the percentage of securities of a single issuer which may be owned by a foreign investor, (iv) limitations on the types of securities which a foreign investor may purchase and (v) restrictions on a foreign investor's right to invest in companies whose securities are not publicly traded. In some circumstances, these restrictions may limit or preclude investment in certain countries. Therefore, the Fund may invest in such countries through the purchase of shares of investment companies organized under the laws of such countries.

The Fund's interest and dividend income from foreign issuers may be subject to non-U.S. withholding taxes. The Fund also may be subject to taxes on trading profits in some countries. In addition, many of the countries in the Pacific Basin have a transfer or stamp duties tax on certain securities transactions. The imposition of these taxes will increase the cost to the Fund of investing in any country imposing such taxes. For United States federal income tax purposes, United States shareholders may be entitled to a credit or deduction to the extent of any foreign income taxes paid by the Fund. See "Dividends, Distributions and Federal Income Taxation."

Swap Agreements. The Fund may enter into interest rate, index and currency exchange rate swap agreements to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on, or increase in, value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level; and interest rate collars, under which a party sells a cap and purchases a floor or purchases a cap and sells a floor in an attempt to protect itself

                                                            FREMONT MUTUAL FUNDS

against interest rate movements exceeding minimum or maximum levels. Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's and/or Sub-Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.

The Fund's obligations under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities or other liquid securities to avoid any potential leveraging of the Fund's portfolio. Swap agreements having a term of greater than seven days are considered illiquid assets and the Fund's obligations under such agreements, together with other illiquid assets and securities, will not exceed 15% of the Fund's net assets.

American Depository Receipts. ADRs are negotiable receipts issued by a United States bank or trust to evidence ownership of securities in a foreign company which have been deposited with such bank or trust's office or agent in a foreign country. Investing in ADRs presents risks not present to the same degree as investing in domestic securities even though the Fund will purchase, sell and be paid dividends on ADRs in U.S. dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation and political, social and economic instability. The Fund may be required to pay foreign withholding or other taxes on certain of its ADRs, but investors may or may not be able to deduct their pro rata shares of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See "Dividends, Distributions and Federal Income Taxation." Unsponsored ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs may be less liquid than sponsored ADRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs.

Investment Restrictions. The Fund has certain fundamental policies that are described in the Statement of Additional Information under "Investment Restrictions." These investment restrictions include prohibitions against borrowing money (except as described above) and against concentrating the Fund's investments in issuers conducting their principal business activities in a single industry (except that this limitation does not apply with respect to U.S. government securities). These investment restrictions and the Fund's investment objective cannot be changed without the approval of shareholders of that Fund; all other investment practices described in this Prospectus and in the Statement of Additional Information can be changed by the Board of Directors without shareholder approval.

INVESTMENT RESULTS

The Fund may from time to time include information on its investment results and/or comparisons of its investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature, or reports furnished to present or prospective shareholders. The Fund may also be mentioned in newspapers, magazines, or other media from time to time. All reported figures are based on historical performance data and are not intended to be indicative of future performance. The investment return on and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Fund may calculate performance on an average annual total return basis for 1-, 5-, and 10-year periods and over the life of the Fund, after such periods have elapsed. Average annual total return will be computed by determining the average annual compounded rate of return over the applicable period that would equate the initial amount invested to the ending redeemable value of the investment. Ending redeemable value includes dividends and capital gain distributions, reinvested at net asset value on the reinvestment date determined by the Board of Directors. The resulting percentages indicate the positive or negative investment results that an investor would have experienced from reinvested income dividends and capital gain distributions and changes in share price during the period. The average annual compounded rate of return over various periods may also be computed by utilizing ending redeemable values as determined above.

From time to time, the Fund may advertise its yield. The Fund's yield is calculated according to methods that are standardized for all mutual funds. Because yield calculation methods differ from the methods used for other purposes, the Fund's yield may not equal its distribution rate, the income paid to a shareholder's account, or the income reported in the Fund's financial statements. An effective yield quotation, taking into account the effects of a shareholder's assumed reinvestment of income (compounded), may also be used. Yield refers to the income generated by an investment in the fund over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated each 30 days over a 365-day period and is shown as a percentage of the investment.

The Fund's investment results will vary from time to time depending upon economic conditions, market conditions, the composition of the Fund's portfolio, and operating expenses of the Fund, so that any investment results reported by the Fund should not be considered representative of what an investment in the Fund may earn in any future period. When utilized, total return for the unmanaged indices described in the Statement of Additional Information will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for recurring expenses such as advisory fees, brokerage costs, or administrative expenses. These factors and possible differences in calculation methods should be considered when comparing the Fund's investment results with

FREMONT MUTUAL FUNDS

those published for other investment companies, other investment vehicles, and unmanaged indices. The comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund assumes no responsibility for the accuracy of such data. The Fund's results also should be considered relative to the risks associated with the Fund's investment objective and policies. See "Investment Results" in the Statement of Additional Information.

Additional performance information regarding the Fund will be included in its annual report, which will be mailed to shareholders without charge.

HOW TO INVEST

The shares of the Fund may be purchased through the Transfer Agent or other Fund agent authorized to accept orders by submitting payment by check, bank wire, or electronic transfer (Automated Clearing House or "ACH") and, in the case of new accounts, a completed account application form. There is no sales load or contingent deferred sales load charged to purchase shares of the Fund. All orders for the purchase of shares are subject to acceptance or rejection by the Board of Directors or the Advisor. Purchases of shares are made at the net asset value next determined after the purchase order is received by the Transfer Agent or other selling agent of the Fund. A minimum initial investment of $2,000 is required to open a shareholder account, except for retirement plans such as Individual Retirement Accounts ("IRAs"). Retirement plans are subject to a $1,000 minimum initial investment. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan and may be waived in other instances at the sole discretion of the Advisor. (See "Automatic Investment Plan.")

Each subsequent investment in the Fund must be $100 or more except in the case of retirement plans or Automatic Investment Plans. There is a minimum continuing balance of $1,500 required for non-retirement accounts (calculated on the basis of original investment value). All investments not meeting the minimum will be returned. In some cases, the minimum balance requirement may be waived at the sole discretion of the Advisor. All purchases made by check should be in U.S. dollars and be made payable to Fremont Mutual Funds. Third party checks, credit cards, and cash will not be accepted. All investment checks are subject to a 10-day holding period.

Investors wishing to open a new account by bank wire must call the Transfer Agent at 800-548-4539 to obtain an account number and detailed wire instructions. All bank wire investments received before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time; however, extraordinary circumstances and market volatility may cause it to close earlier), will be credited the same day. Otherwise, bank wire investments received will be credited the next business day. A bank wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to its account.

Shares of the Fund may also be purchased through broker-dealers or other financial intermediaries who have made appropriate arrangements with the Fund. Such agents are responsible for ensuring that the account documentation is complete and that timely payment is made for the Fund shares purchased for their customers pursuant to such orders. These agents may charge a reasonable transaction fee, or other selling charge, to their customers. In some instances, all or a portion of the transaction fee or other selling charge may be paid by the Advisor. To the extent these agents perform shareholder servicing activities for the Fund, they may receive fees from the Fund or the Advisor for such services.

From time to time the Advisor may engage third parties as "finders" for the purpose of soliciting potential investors. Such parties may be compensated by the Advisor for such activities.

As a condition of this offering, if an order to purchase shares is canceled due to nonpayment (for example, a check returned for "insufficient funds"), the person who placed the order must reimburse the Fund for any loss incurred by reason of such cancellation. For more information, see "Other Investment and Redemption Services" in the Statement of Additional Information.

First Fund Distributors, Inc., 4455 Camelback Road, Suite 261E, Phoenix, Arizona, 85018, is the principal underwriter for the Fund.

SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

Statements and Reports. When a shareholder makes an initial investment in the Fund, a shareholder account is opened in accordance with registration instructions. Each time there is a transaction, such as an additional investment, a dividend or other distribution, or a redemption, the shareholder will receive from the Transfer Agent, or other selling agent of the Fund, a confirmation statement showing the current transaction in the account and the transaction date. Shareholders of the Fund will receive quarterly statements with account information as of the end of March, June, September, and December.

Shares are issued only in book-entry form (without certificates).

The fiscal year of the Fund ends on October 31 of each year. The Investment Company issues to its shareholders semi-annual and annual reports, which contain a schedule of the Fund's portfolio securities and financial statements. Annual reports will include audited financial statements. The federal income tax status of shareholder distributions also will be reported to the Fund's shareholders after the end of the calendar year on Form 1099-DIV.

Exchanges Between Funds. Shares of one Fremont Fund may be exchanged for shares of another Fremont Fund at their respective net asset values, provided that the account registration remains identical. Exchanges may only be made for shares of a Fremont Fund that is offered for sale in your state of residence at the time of the exchange. It is required that (i) all shares in one Fund must be exchanged or (ii) the remaining balance must be at least $1,500. This minimum balance requirement may be waived at the sole discretion of the Advisor. These exchanges are not tax-free and will result in a shareholder realizing a gain or loss for tax purposes, except in the case of

                                                            FREMONT MUTUAL FUNDS

tax-deferred retirement accounts or other tax-exempt shareholders that have not borrowed to acquire the shares exchanged.

Exchanges by mail should be sent to the Transfer Agent at the address set forth in the last section of this Prospectus.

Purchases, redemptions, and exchanges should be made for investment purposes only. A pattern of frequent exchanges, purchases, and sales is not acceptable and, at the discretion of the Fund, can be limited by the Investment Company's refusal to accept further purchase and exchange orders from a shareholder.

The Investment Company reserves the right to modify or eliminate the exchange privilege upon 60 days' written notice to shareholders.

Telephone Exchange Privilege. An investor may elect on the account application to authorize exchanges by telephone. This allows a shareholder to give instructions regarding exchanges by calling 800-548-4539. A shareholder wishing to initiate the telephone exchange privilege should contact the Funds. This privilege will not be added to an account without written instruction to do so from the shareholder. Telephone requests received by the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, however, extraordinary circumstances and market volatility may cause it to close earlier) will be processed the same day. During times of drastic economic or market conditions, the telephone exchange privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written exchange request.

See "Telephone Redemption Privilege" in the next section of this Prospectus.

Autobuy Privilege. The Autobuy privilege allows shareholders to purchase subsequent shares by investing money directly from their checking account to a Fremont Fund. The Autobuy privilege is an ACH privilege. ACH privileges will not be added to an account without written authorization from the shareholder. The Autobuy privilege will be automatically added to an account when the shareholder chooses any type of ACH privilege. A shareholder may then purchase additional shares in an existing account by calling 800-548-4539 and instructing the Transfer Agent as to the dollar amount wanting to be invested. The investment will automatically be processed through the ACH system. There is no fee for this option. If the privilege was not established at the time the account was opened, the shareholder must complete the appropriate form available on request.

Automatic Investment Plan. A shareholder may authorize a withdrawal to be made automatically once or twice each month from a credit balance in the shareholder's bank checking, savings, negotiable on withdrawal (NOW), or similar account, with the proceeds to be used to purchase shares of the Fund. The minimum initial investment is waived for accounts opened with the Automatic Investment Plan. The amount of the monthly investment must be at least $50, and is not otherwise subject to the $100 minimum for subsequent investments. If the purchase date falls on a weekend or holiday, the purchase will be made on the previous business day. Shareholders should note that if there is an Automatic Investment Plan established for an account and the entire account is exchanged into another Fund, the Automatic Investment Plan must be renewed by the shareholder to the Transfer Agent. There is no obligation to make additional payments, and the plan may be terminated by the shareholder at any time. Termination requests must be received in writing at least 5 days prior to the regular draft date, or the drafts will not cease until the next cycle. The Transfer Agent may impose a charge for this service, although no such charge currently is contemplated. If a shareholder's order to purchase shares is canceled due to nonpayment (for example, "insufficient funds"), the shareholder will be responsible for reimbursing the Fund for any loss incurred by reason of such cancellation. A shareholder wishing to initiate the plan on a new or existing account must fill out an Automatic Investment Plan form, available on request

Check Redemption Privilege. The Transfer Agent will, upon request, provide each shareholder of the Fund (except for retirement accounts) with free checks which may be made payable by shareholders to the order of anyone in any amount of at least $250 The Fund will arrange for checks to be honored by State Street Bank and Trust Company, Kansas City, Missouri (the "Bank") for this purpose. The Bank has the right to refuse any check which does not conform with its requirements. The shareholder will be subject to the Bank's rules and regulations governing checking accounts. When such a check is presented to the Transfer Agent for payment, the Transfer Agent, as the shareholder's agent, will cause the Investment Company to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Since it is not possible to predict the exact value of a shareholder's account when a redemption check is cleared, shareholders may not close an account with a check.

The Check Redemption Privilege enables the shareholder to continue receiving dividends on those shares equaling the amount being redeemed by check until such time as the check is presented to the Transfer Agent for payment. The Check Redemption Privilege may be modified or terminated by the Investment Company or the Transfer Agent upon three days' notice to shareholders.

HOW TO REDEEM SHARES

Shares are redeemed at no charge (other than wire transfer fees, if any) at the net asset value next determined after receipt by the Transfer Agent of proper written redemption instructions. The current charge for a wire transfer is $10 per wire. This is subject to change by the Transfer Agent at any time, without prior notification.

Redemption orders received in proper form by the Transfer Agent or other Fund agent authorized to accept orders before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, however, extraordinary circumstances and market volatility may cause it to close earlier) will be priced at the net asset

FREMONT MUTUAL FUNDS

value determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, Fund shares will be redeemed at the price determined as of the close of trading on the New York Stock Exchange on the next business day.

Redemption proceeds can be sent by check, electronic transfer, or bank wire. An electronic transfer can be processed only to bank checking and savings accounts. Before requesting an electronic transfer, shareholders should confirm that their financial institution can receive an electronic transfer. Currently, there is no charge to shareholders for processing an electronic transfer.

Shareholders may have redemption proceeds sent by bank wire, electronic transfer, or check to a designated bank account by providing in writing the appropriate bank information to the Transfer Agent at the time of original application. If the investor wishes to change the predesignated account, this must be requested in writing with a signature guarantee (see "Signature Guarantee" below).

Redemptions from retirement accounts require a written request, with a signature guarantee, unless authorized under the Automatic Withdrawal Plan. Call the Transfer Agent for specific instructions on redemptions. For written redemption requests for an amount greater than $25,000, or a redemption request that directs proceeds to a party other than the registered account owner(s), all signatures must be guaranteed (see "Signature Guarantee" below).

Because of market fluctuations, the amount a shareholder receives for shares redeemed may be more or less than the amount paid for them.

Redemption of shares by exchanges, transfers and redemptions under an Automatic Withdrawal Plan may result in taxable capital gains or losses.

Telephone Redemption Privilege. An investor may elect on the regular account application to authorize redemptions by telephone. This privilege will not be added to an account without written authorization to do so from the shareholder. A shareholder may then give instructions regarding redemptions by calling 800-548-4539. (The Telephone Redemption Privilege is not available for IRA or other retirement accounts.) Telephone requests received by the close of trading on the New York Stock Exchanged (currently 4:00 p.m., Eastern time, however, extraordinary circumstances and market volatility may cause it to close earlier) will be processed at the net asset value calculated that same day. During times of drastic economic or market conditions, the telephone redemption privilege may be difficult to implement. The Transfer Agent will make its best effort to accommodate shareholders when its telephone lines are used to capacity. Under these circumstances, a shareholder should consider using overnight mail to send a written redemption request.

Neither the Investment Company, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost, or expense in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Investment Company, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Investment Company and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions, and/or tape recording telephone instructions.

Automatic Withdrawal Plan. A shareholder may request redemptions of a specified dollar amount (minimum of $100) on either a monthly, quarterly, or yearly basis. Currently, there is no charge for this service. Redemptions by check will be made on the 15th and/or the last business day of the month. Redemptions made by electronic transfer will be made on any date the shareholder chooses. Shareholders may also request automatic exchanges and transfers of a specified dollar amount. Exchanges and transfers will be made on any date the shareholder chooses. Because a redemption constitutes a liquidation of shares, the number of shares owned in the account will be reduced. Automatic redemptions should not reduce the account below the minimum balance required. If the redemption date falls on a weekend or holiday, the redemption will be made on the previous business day. Shareholders may terminate the Automatic Withdrawal Plan at any time with written notification received no later than five days before a scheduled payment date. When an exchange is made between Funds, shareholders must specify if they desire the automatic withdrawal option to be transferred to a new account opened by the exchange. As an account balance declines to the minimum permitted, the shareholder must advise the Transfer Agent if the automatic withdrawal feature is to be transferred to another account of the shareholder. Shareholders should note that if there is an Automatic Withdrawal Plan established for an account and the entire account is exchanged into another Fremont Fund, the automatic withdrawal option must be renewed by the shareholder to the Transfer Agent. A shareholder wishing to initiate automatic redemptions must complete an Automatic Withdrawal Plan form available from the Transfer Agent.

Signature Guarantee. To better protect the Fund and shareholders' accounts, a signature guarantee is required for certain transactions. Signatures must be guaranteed by an "eligible guarantor institution" as defined in applicable regulations. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies, and savings associations. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public is not an acceptable guarantor.

Other Important Redemption Information. A request for redemption will not be processed until all of the documentation described above has been received by the Transfer Agent in proper form. A shareholder in doubt about what documents are required should contact the Transfer Agent.

                                                            FREMONT MUTUAL FUNDS

Payment in redemption of shares is normally made within three business days after receipt by the Transfer Agent of a request in proper form, provided that payment in redemption of shares purchased by check or draft will be effected only after such check or draft has been collected. Although it is anticipated that this process will be completed in less time, it may take up to 10 days. Redemption proceeds will not be delayed when shares have been paid for by bank wire or where the account holds a sufficient number of shares already paid for with collected funds.

Except in extraordinary circumstances, payment for shares redeemed will be made promptly after receipt of a redemption request, if in good order, but not later than seven calendar days after the redemption request is received in proper form. Requests for redemption which are subject to any special conditions or which specify an effective date other than as provided herein cannot be accepted.

The Fund reserves the right to redeem the shares in a shareholder's account (other than a retirement plan account) if the balance is reduced to less than $1,500 in net asset value through redemptions or other action by the shareholder. Notice will be given to the shareholder at least 30 days prior to the date fixed for such redemption, during which time the shareholder may increase its holdings to an aggregate amount of $1,500 or more (with a minimum purchase of $100 or more.) This minimum balance may be waived at the sole discretion of the Advisor.

Redemption in Kind. The Investment Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value (a redemption in kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities into cash.

Transfer Agent. The Advisor is transfer agent to the Fund and has engaged State Street Bank and Trust Company, c/o NFDS, P.O. Box 419343, Kansas City, Missouri, 64141, to serve as Sub-Transfer and Dividend Disbursing Agent and shareholder service agent. State Street Bank and Trust Company has contracted with National Financial Data Services to serve as shareholder servicing agent. A depository account has been established at United Missouri Bank of Kansas City ("United Missouri Bank") through which all payments for the Fund will be processed.

RETIREMENT PLANS

Shares of the Fund may be purchased in connection with various tax-deferred retirement plans. These include IRAs, SEP-IRAs; ROTH IRAs; SIMPLE IRAs; corporate pension and profit-sharing plans; and Section 403(b) Plans, which are deferred compensation arrangements for employees of public schools and certain charitable organizations. Forms for establishing IRAs, SEP-IRAs, ROTH IRAs; SIMPLE IRAs, and Qualified Retirement Plans are available through the Investment Company, as are forms for corporate Pension and Profit-Sharing plans. Please contact the Investment Company for more information about establishing these accounts. In accordance with industry practice, there may be an annual account charge for participation in these plans. Information regarding these charges is available from the Investment Company.

Retirement plan participants may receive additional services related to their plan at no extra cost to any shareholder.

DIVIDENDS, DISTRIBUTIONS AND FEDERAL INCOME TAXATION

The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). For any tax year in which the Fund so qualifies and meets certain distribution requirements, it will not incur a federal tax liability. Such qualification under the Code requires the Fund, among other things, to diversify its investments so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities, securities of other regulated investment companies, and other securities, limited, in respect to any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

The Fund declares dividends daily and will distribute net investment income monthly.

The Fund intends to distribute substantially all of its long term net realized capital gains, if any, at the end of the calendar year (on or about December
15). Dividend and capital gain distributions, if any, may be reinvested in additional shares at net asset value on the day of reinvestment, or may be received in cash. All dividends and distributions are taxable to a shareholder (except tax-exempt shareholders who have not borrowed to acquire their shares) whether or not they are reinvested in shares of the Fund. Any long-term or mid-term capital gain distributions are taxable to shareholders as long-term or mid-term capital gains, respectively, regardless of how long shareholders have held Fund shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months, and 20% with respect to assets held more than 18 months. The maximum capital gains rate for corporate shareholders is the same as the maximum tax rate for ordinary income. Distributions of short-term capital gains will be subject to the tax as ordinary income. Corporate investors may be entitled to the "dividends received" deduction on all or a portion of the dividends paid by the Fund. Availability of the "dividends received" deduction is subject to certain holding period and debt financing limitations.

Shareholders may elect:

o to have all dividends and capital gain distributions automatically reinvested in additional shares; or

FREMONT MUTUAL FUNDS

o to receive income dividends and short-term capital gain distributions in cash and accept long term capital gain distributions in additional shares; or

o  to receive all distributions of income dividend and capital gain in cash; or

o to invest all dividend and capital gain distributions in another Fremont Fund owned through an identically registered account.

Automatic reinvestments will be at net asset value on the day of reinvestment. If no election is made by a shareholder, all dividends and capital gain distributions will be automatically reinvested. These elections may be changed by the shareholder at any time but, to be effective for a particular dividend or capital gain distribution, the election must be received by the Transfer Agent approximately 5 business days prior to the payment date to permit the change to be entered into the shareholder account. The federal income tax status of dividends and capital gain distributions is the same whether taken in cash or reinvested in shares.

Dividends and capital gains generally are taxable to shareholders at the time they are paid. However, dividends or capital gains declared in October, November, or December by the Fund and paid in January are taxable as if paid in December. The Fund will provide to its shareholders federal tax information annually by January 31, including information about dividends and distributions paid during the year.

If a shareholder has not furnished a certified correct taxpayer identification number (generally a Social Security number) and has not certified that withholding does not apply, or if the Internal Revenue Service has notified the Fund that the taxpayer identification number listed on the account is incorrect according to their records or that the shareholder is subject to backup withholding, federal law generally requires the Fund to withhold 31% from any dividends and/or redemption proceeds (including exchange redemptions) to the shareholder. Amounts withheld are applied to the shareholder's federal tax liability; a refund may be obtained from the Internal Revenue Service if withholding results in overpayment of taxes. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with the Transfer Agent. Federal law also requires the Fund to withhold 30%, or the applicable tax treaty rate, from ordinary dividends (which includes short-term capital gains) paid to certain nonresident alien, non-U.S. partnership, and non-U.S. corporation shareholder accounts. Long-term capital gains distributions may also be subject to this withholding.

Dividends and interest from foreign issuers earned by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 40%. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by non-resident investors. Except as indicated below, to the extent that the Fund does pay foreign withholding or other foreign taxes on certain of its investments, investors will not be able to deduct their pro rata shares of such taxes in computing their taxable income nor be able to take their shares of such taxes as a credit against U.S. income taxes.

If more than 50% of the value of the Fund's total assets at the close of its fiscal year consist of securities of foreign corporations, the Fund may elect to "pass through" to its shareholders the amount of foreign taxes paid. If this election is made, the shareholders of the Fund will be required to include in their federal income tax returns as gross income their respective pro rata portions of foreign taxes paid by the Fund, to treat such amounts as foreign taxes paid by them, and to deduct such respective pro rata portions in computing their taxable incomes, or, alternatively, to use them as foreign tax credits, (subject to certain limitations) against their U.S. income taxes. The Fund will report annually to its shareholders the amount per share of such withholding, if any. The foregoing is a brief discussion of certain federal income tax considerations. Please see "Taxes Mutual Funds" in the Statement of Additional Information for further information regarding the tax implications of an investment in the Fund.

CALCULATION OF NET ASSET VALUE

The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund, plus any cash or other assets (including interest accrued and dividends declared but not yet received) minus all liabilities (including accrued expenses), by the total number of shares outstanding at such time. There is no sales charge in connection with purchases or redemptions of Fund shares.

The Fund will calculate its net asset value and complete orders to purchase, exchange, or redeem shares on a Monday through Friday basis when the New York Stock Exchange is open. Investments, including options, are stated at value based on recorded closing sales on a national securities exchange or, in the absence of a recorded sale, at the mean between the last reported bid and asked prices, or at fair value pursuant to procedures approved by the Board of Directors. Short-term notes and similar securities are included in investments at amortized cost, which approximates value. Securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, or the most recent price available when no closing value is available. The Fund's portfolio may include securities which trade primarily on non-U.S. exchanges or otherwise in non-U.S. markets. Because of time zone differences, the prices of these securities, as used for net asset value calculations, may be established substantially in advance of the close of the New York Stock Exchange. Foreign securities may also trade on days when the New York Stock Exchange is closed (such as a Saturday). The net asset value of the Fund, to the extent that it holds securities valued on foreign markets, may vary during periods when the New York Stock Exchange is closed. As a result, the value of the Fund's portfolio may be affected significantly by such trading on days when a shareholder has no access to the Fund. For further information, see "How to Invest," "How to Redeem Shares," and "Exchanges

                                                            FREMONT MUTUAL FUNDS

Between Funds" in this Prospectus, and "How to Invest" and "Other Investment and Redemption Services" in the Statement of Additional Information.

The net asset value of the Fund will be determined as of the close of the regular session of the New York Stock Exchange. The shares of the Fund are offered at net asset value without a sales charge. Purchase, redemption and exchange orders received in proper form by the Transfer Agent or other Fund agent authorized to accept orders before the close of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time, however, extraordinary circumstances and market volatility may cause it to close earlier), will be priced at the net asset value next determined on that day (with certain limited exceptions discussed in the Statement of Additional Information). Otherwise, orders received by the Transfer Agent or other Fund agent authorized to accept orders will be entered at the next calculated net asset value.

EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the Fund's portfolio securities transactions are placed by the Advisor and/or Sub-Advisor. The Advisor and/or Sub-Advisor strives to obtain the best available prices in the Fund's portfolio transactions, taking into account the costs and promptness of executions. Subject to this policy, transactions may be directed to those broker-dealers who provide research, statistical, and other information to the Fund, the Advisor and/or Sub-Advisor, or who provide assistance with respect to the distribution of Fund shares. There is no agreement or commitment to place orders with any broker-dealer.

Debt securities are generally traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. Government securities issued by the United States and other countries and money market securities in which the Fund may invest are generally traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Dealers may receive commissions on futures, currency, and options transactions. Commissions or discounts in foreign securities exchanges or OTC markets typically are fixed and generally are higher than those in U.S.
securities exchanges or OTC markets. There is generally less government supervision and regulation of foreign exchanges and brokers than in the United States. Foreign security settlements may, in some instances, be subject to delays and related administrative uncertainties.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Directors, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker which is an affiliated person of the Investment Company, the Advisor, or an affiliated person of such person.

OTHER RISK CONSIDERATIONS (YEAR 2000 ISSUE)

Like other mutual funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by it, the Advisor and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Fund and Advisor are taking steps that are reasonably designed to address the Year 2000 issue with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's service providers. Should the Fund's due diligence uncover any serious problems with such a firm's Year 2000 preparedness, the Fund and the Advisor will seek to take appropriate action in an effort to protect the interest of the Fund.

GENERAL INFORMATION

The Investment Company, organized as a Maryland corporation on July 13, 1988, is a fully managed open-end investment company. Currently, the Investment Company has authorized several series of capital stock with equal dividend and liquidation rights within each series. Investment Company shares are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights. Shares may be voted in the election of directors and on other matters submitted to the vote of shareholders. As permitted by Maryland law, there normally will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The 1940 Act requires that a meeting be held within 60 days in the event that less than a majority of the directors holding office has been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Investment Company shares do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors can elect all of the directors. Shareholders holding 10% of the outstanding shares may call a meeting of shareholders for any purpose, including that of removing any director. A director may be removed upon a majority vote of the shareholders qualified to vote in the election. The 1940 Act requires the Investment Company to assist shareholders in calling such a meeting.

On any matter submitted to a vote of shareholders, such matter shall be voted by the Fund's shareholders separately when the matter affects the specific interest of the Fund (such as approval of the Advisory Agreement with the Advisor) except in matters where a vote of all series in the aggregate is required by the 1940 Act or otherwise.

Pursuant to the Articles of Incorporation, the Investment Company may issue ten billion shares. This amount may be increased or decreased from time to time in the discretion of the Board of Directors. Each share of a series represents an interest in that series only, has a par value of $0.0001 per share, represents an equal proportionate interest in that series with other shares of that

FREMONT MUTUAL FUNDS

series, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that series as may be declared at the discretion of the Board of Directors. Shares of a series when issued are fully paid and are non-assessable. The Board of Directors may, at its discretion, establish and issue shares of additional series of the Investment Company.

Stephen D. Bechtel, Jr., and members of his family, including trusts for family members, due to their shareholdings, may be considered controlling persons of the Fund under applicable Securities and Exchange Commission regulations.

                                                            FREMONT MUTUAL FUNDS


TELEPHONE NUMBERS AND ADDRESSES

To make an initial purchase:

1. By mail:
   Fremont Mutual Funds, Inc.
   c/o National Financial Data Services
   P.O. Box 419343
   Kansas City, MO 64141-6343

   Street address:
   1004 Baltimore Avenue
   Kansas City, MO 64105

2. By wire:

   Please call the Transfer Agent at 800-548-4539 (press 2) to obtain an account number and detailed instructions.

To make a subsequent purchase:

Include shareholder name and account number. Use the same instructions for initial purchase.

To redeem shares:

1. By mail: same instructions as above for purchase by mail. Redemptions greater than $25,000 or payments to a party or address other than registered on the account require a signature guarantee. See "Signature Guarantees."

2. By telephone: 800-548-4539
   Requires prior selection of telephone redemption option.

For further copies of this Prospectus, the Statement of Additional Information, and details of automatic investment, retirement and automatic withdrawal plans, please contact:

   Fremont Mutual Funds, Inc.
   50 Beale Street, Suite 100
   San Francisco, CA 94105
   800-548-4539

Fremont Mutual Funds, Inc.

Fremont Money Market Fund
Fremont Bond Fund
Fremont California Intermediate Tax-Free Fund
Fremont Global Fund
Fremont Growth Fund
Fremont International Growth Fund
Fremont U.S. Small Cap Fund
Fremont International Small Cap Fund
Fremont Emerging Markets Fund
Fremont U.S. Micro-Cap Fund
Fremont Real Estate Securities Fund
Fremont Select Fund
Fremont Institutional U.S. Micro-Cap Fund

For more information on the Fremont Mutual Funds, please call 800-548-4539 or write to:

   Fremont Mutual Funds
   50 Beale Street, Suite 100
   San Francisco, CA 94105

Advisor/Transfer Agent

Fremont Investment Advisors, Inc.
333 Market Street, Suite 2600
San Francisco, CA 94105

Sub-Transfer Agent

Mailing Address:

National Financial Data Services
P.O. Box 419343
Kansas City, MO 64141-6343
800-548-4539 (press 2)

Street Address:

National Financial Data Services
1004 Baltimore Avenue
Kansas City, MO 64105

Custodian

Investors Fiduciary Trust Company
801 Pennsylvania
Kansas City, MO 64105

Legal Counsel

Paul, Hastings, Janofsky & Walker LLP
345 California Street, 29th Floor
San Francisco, CA 94104

Auditors

Coopers & Lybrand, L.L.P.
333 Market Street
San Francisco, CA 94105

NO DEALER, SALESMAN OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THE ADVISOR AND/OR SUB-ADVISOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

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                                Fremont
                                  Funds [LOGO]



 For general information: 800-548-4539 (press 1), or 816-435-1777 (outside U.S.)
                Please visit our website at: www.fremontfunds.com

       50 Beale Street, Suite 100, San Francisco, CA 94105 o 888-502-3253
        3000 Post Oak Blvd., Suite 100, Houston, TX 77056 o 800-735-2705
   9801 Washingtonian Blvd., Suite 105, Gaithersburg, MD 20878 o 888-373-6684

      Distributed by First Fund  Distributors,  Inc.,  San  Francisco,  CA 94105
         Copyright 1998 Fremont Mutual Funds, Inc. All rights reserved.

                                    P020-9807